                                                                    Exhibit 99.5


[ASHFORD HOSPITALITY TRUST LOGO]

                                                                    NEWS RELEASE


Contact: David Kimichik                           Tripp Sullivan
         Chief Financial Officer                  Corporate Communications, Inc.
         (972) 490-9600                           (615) 254-3376



                ASHFORD HOSPITALITY TRUST REPORTS REVPAR UP 7.1%
                                FOR THIRD QUARTER

DALLAS -- (November 5, 2003) -- Ashford Hospitality Trust, Inc. (NYSE: AHT) today reported results for the third quarter and nine months ended September 30, 2003. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.


Third Quarter Highlights

o COMPLETED INITIAL PUBLIC OFFERING AND OVER-ALLOTMENT OPTION FOR GROSS PROCEEDS OF $218 MILLION
o    ACQUIRED OR AGREED TO ACQUIRE TWO HOTEL PORTFOLIOS FOR $84 MILLION
o    REVPAR INCREASED 7.1%
o    PORTFOLIO OCCUPANCY IMPROVED TO 76.5% FROM 70.2% A YEAR AGO


Reporting Basis

The financial results presented below and in the accompanying financial tables include the results of the Company since its formation on August 28, 2003, the combined results of the Company and the Predecessor between July 1, 2003 and September 30, 2003, and the results of the Predecessor prior to August 28, 2003. Internally, the Company uses this combined reporting to evaluate its operating performance and believes this presentation will provide investors with additional insight into its financial results.


Financial Results

Combined total revenue for the third quarter ended September 30, 2003, increased 7.5% to $9,551,000 from $8,887,000 for the Predecessor's third quarter ended September 30, 2002. Combined net loss for the third quarter of 2003 was $1,194,000, compared with the Predecessor's net loss for the third quarter of 2002 of $1,282,000. Between the Company's formation and initial public offering on August 28, 2003 and September 30, 2003, it reported a net loss of $298,000, or $0.01 per diluted share. Funds from operations (FFO, as defined by NAREIT) was a loss of $202,000 for the combined third quarter of 2003 compared with a loss of $21,000 for the Predecessor's comparative prior-year period. EBITDA, which represents Earnings before Interest, Income Taxes, Depreciation, and Amortization, and excludes the portion of these items attributable to minority interest, was $1,347,000 for the combined third quarter compared with $1,581,000 for the Predecessor's comparative prior-year period. The decreases in FFO and EBITDA primarily relate to approximately $945,000 of corporate general and administrative expenses that the Company incurred after its IPO, which includes approximately $228,000 of non-cash stock-based compensation. No such costs were incurred prior to that time.


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14180 Dallas Parkway, 9th Floor, Dallas, TX 75254          Phone: (972) 490-9600

AHT Announces Third Quarter Results
Page 2
November 5, 2003


Combined total revenue for the nine months ended September 30, 2003, increased 1.3% to $27,409,000 from $27,056,000 for the Predecessor's nine months ended September 30, 2002. Combined net loss for the first nine months of 2003 was $2,591,000, compared with the Predecessor's net loss for the comparative prior-year period of $1,466,000. FFO was $594,000 for the combined first nine months compared with $2,045,000 in the Predecessor's comparative prior-year period. EBITDA was $5,141,000 for the combined first nine months compared with $6,696,000 for the Predecessor's comparative prior-year period. Both FFO and EBITDA decreased primarily due to costs incurred after the Company's IPO, as discussed above.

On October 16, 2003, the Company exercised its option to reassign its rights under its asset management and consulting contracts back to an affiliate until January 1, 2004 in order to meet real estate investment trust ("REIT") eligible-income thresholds in 2003. However, the related guarantee of payment associated with these fees will be extended for a like period.

Both FFO and EBITDA are non-GAAP financial measures within the meaning of the Securities and Exchange Commission rules. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO nor EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. However, management believes both FFO and EBITDA to be key measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.


Operating Results

Revenue per available room (RevPAR) for the third quarter of 2003 increased 7.1% to $78.12 from $72.95 a year ago on the strength of a 633-basis point increase in occupancy, offset by a 1.7% decrease in the average daily rate (ADR) to $102.10. During this same period, same-property operating income, excluding depreciation and amortization, increased 37.4%. For the first nine months of 2003, RevPAR increased 2.2% when compared with the same period a year ago due to a 527-basis point improvement in occupancy, offset by a 5.2% decrease in ADR to $104.02.


Balance Sheet

On August 28, 2003, the Company completed its initial public offering of 22,500,000 shares of common stock. Together with the underwriters' exercise of their over-allotment option to purchase 1,734,072 additional shares, the Company raised a total of $218 million in gross offering proceeds. At September 30, 2003, the Company had $134.9 million of cash on hand with only $16 million of mortgage debt outstanding, representing a non-recourse, variable-rate loan on one property. The Company used approximately $65.7 million of IPO proceeds to repay mortgage debt on five of its properties during the quarter.

The Company is currently in negotiations to obtain an approximate $60 million secured credit facility. In addition, the Company is in negotiations to secure approximately $36 million in mortgage debt on certain of its existing properties. The Company expects to secure the $36 million mortgage debt during the fourth quarter 2003, and the credit facility during the first quarter 2004.




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
AHT Announces Third Quarter Results
Page 3
November 5, 2003


Minority Interest

At the time of the Company's filing of its Form S-11 Registration Statement, after consultation with the Company's auditors, Ernst & Young, it was determined that minority interests be reflected in the Company's pro-forma balance sheet in additional paid-in capital. Minority interests relate to the interests in the operating partnership which are not owned by the Company. In connection with the presentation of the Company's balance sheet as of September 30, 2003, after recommendation by Ernst & Young and with the concurrence of the Company, it has been determined that minority interests should be separately categorized. The effect of this change is that the dilutive net loss per share for the period from August 28, 2003 through September 30, 2003, was reduced from $0.0154 per share to $0.0127 per share.


Acquisitions

During the third quarter, the Company agreed to acquire a five-property, 894-suite portfolio of Embassy Suites Hotels(R) and Doubletree Guest Suites(R) hotels from FelCor Lodging Trust (NYSE: FCH) for approximately $50.0 million in cash. Each of the properties will undergo a value-added renovation for a total expenditure of approximately $8.2 million. In the fourth quarter, the Company closed on its acquisition of the FelCor portfolio, and announced the acquisition of a four-property, 393-room portfolio of limited service hotels for $33,850,000 from Noble Investment Group and its intention to invest an additional $1 million in those four properties.

Monty J. Bennett, President and CEO of Ashford Hospitality Trust, stated, "We are pleased to complete our first quarter as a public company on such a strong note. Operating results in the third quarter reflect the improvement in the lodging cycle we have been predicting. Comparing year-over-year and sequential results for the quarter reveals that our focus on driving RevPAR for the past several months is yielding a definite payoff. We expect that with continued strength in occupancy we will be able to move the ADR up as well over time.

"The Embassy Suites brand continues to perform well, and we are now beginning to see benefits from the investments we previously made in renovating the two Radisson-branded properties now that the lingering effect of the economic downturn and the Iraq war are subsiding. Business travel is still in recovery mode; however, the second half of this year when compared with a year ago is shaping up to be much better than the first half of 2003."

Mr. Bennett concluded, "As evidenced by the two transactions announced to date, our investment strategy has produced acquisitions that cover the spectrum from full to limited service and provide upside through upgrading and renovating the properties or through a new strategic relationship. While there is a wealth of opportunities available to us, we continue to carefully allocate our capital to those investments that will maximize returns for our shareholders' over the long term. We are on target to achieve our goal of fully investing our capital within the first twelve months."


Investor Conference Call and Simulcast

Ashford Hospitality Trust, Inc. will conduct a conference call at 9:00 am EST on November 6, 2003, to discuss the third quarter results. The number to call for this interactive teleconference is 913-981-5507. A seven-day replay of the conference call will be available by dialing 719-457-0820 and entering the pass code: 556357.

The Company will also provide an online simulcast and rebroadcast of its 2003 third quarter earnings release conference call. The live broadcast of Ashford's quarterly conference call will be available online at the Company's website at www.ahtreit.com as well as www.firstcallevents.com/service/ajwz390960034gf12. html


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
AHT Announces Third Quarter Results
Page 4
November 5, 2003


on November 6, 2003, beginning at 9:00 a.m. EST. The online replay will follow shortly after the call and continue through November 20, 2003.





                                    * * * * *

Ashford Hospitality Trust is a self-administered real estate investment trust focused exclusively on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, first mortgages, mezzanine loans, and sale-leaseback transactions. The Company currently owns eleven hotel properties and through its management team has experience in sourcing, underwriting, operating, repositioning, developing, selling, and financing a wide variety of lodging investments. The Company has also signed a definitive agreement to acquire four hotels from Noble Investment Group. Additional information can be found on the Company's website at www.ahtreit.com

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford's control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the section entitled "Risk Factors" in Ashford's Registration Statement on Form S-11, as amended (File Number 333-105277), and from time to time, in Ashford's other filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.




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
AHT Announces Third Quarter Results
Page 5
November 5, 2003


                 ASHFORD HOSPITALITY TRUST, INC. AND PREDECESSOR
               CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                               THE COMPANY       THE PREDECESSOR    COMPANY & PREDECESSOR     THE PREDECESSOR
                                           ------------------    ---------------    ---------------------    ------------------
                                               PERIOD FROM         PERIOD FROM
                                           AUGUST 28, 2003 TO    JULY 1, 2003 TO    THREE MONTHS ENDED       THREE MONTHS ENDED
                                           SEPTEMBER 30, 2003    AUGUST 27, 2003    SEPTEMBER 30, 2003       SEPTEMBER 30, 2002
                                           ------------------    ---------------    ---------------------    ------------------
REVENUE
      Rooms                                   $ 2,764,856          $ 5,098,062           $ 7,862,918            $ 7,342,550
      Food and beverage                           463,125              832,795             1,295,920              1,330,238
      Other                                        70,572              210,554               281,126                213,726
                                              -----------          -----------           -----------            -----------
         Total hotel revenue                    3,298,553            6,141,411             9,439,964              8,886,514

      Asset management fees                       110,591                   --               110,591                     --
                                              -----------          -----------           -----------            -----------
   TOTAL REVENUE                                3,409,144            6,141,411             9,550,555              8,886,514

EXPENSES
   Hotel operating expenses
      Rooms                                       632,740            1,145,377             1,778,117              1,650,993
      Food and beverage                           373,313              687,997             1,061,310              1,041,925
      Other direct                                 76,130              127,968               204,098                145,846
      Indirect                                  1,084,900            2,233,281             3,318,181              3,606,319
      Management fees                              98,997              182,678               281,675                267,870
                                              -----------          -----------           -----------            -----------
         Total hotel operating expenses         2,266,080            4,377,301             6,643,381              6,712,953

   Property taxes, insurance, and other           248,900              375,423               624,323                592,882
   Depreciation and amortization                  328,052              723,445             1,051,497              1,261,115
   Corporate general and administrative:
      Stock-based compensation                    228,215                   --               228,215                     --
      Other corporate and administrative          717,076                   --               717,076
                                              -----------          -----------           -----------            -----------
   TOTAL OPERATING EXPENSES                     3,788,323            5,476,169             9,264,492              8,566,950

                                              -----------          -----------           -----------            -----------
   OPERATING INCOME (LOSS)                       (379,179)             665,242               286,063                319,564
                                              -----------          -----------           -----------            -----------

   Interest income                               (100,487)              (5,951)             (106,438)               (23,617)
   Interest expense                                85,049            1,567,280             1,652,329              1,624,916
   Minority interest                              (65,583)                  --               (65,583)                    --
                                              -----------          -----------           -----------            -----------
   NET LOSS                                   $  (298,158)         $  (896,087)          $(1,194,245)           $(1,281,735)
                                              ===========          ===========           ===========            ===========
   BASIC AND DILUTED LOSS PER SHARE           $     (0.01)
                                              ===========
   WEIGHTED AVERAGE BASIC AND DILUTED
      SHARES OUTSTANDING                       23,544,987
                                              ===========

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
AHT Announces Third Quarter Results
Page 6
November 5, 2003


                 ASHFORD HOSPITALITY TRUST, INC. AND PREDECESSOR
               CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                              THE COMPANY         THE PREDECESSOR      COMPANY & PREDECESSOR     THE PREDECESSOR
                                           ------------------    ------------------    ---------------------    ------------------
                                               PERIOD FROM          PERIOD FROM
                                           AUGUST 28, 2003 TO    JANUARY 1, 2003 TO      NINE MONTHS ENDED      NINE MONTHS ENDED
                                           SEPTEMBER 30, 2003     AUGUST 27, 2003       SEPTEMBER 30, 2003      SEPTEMBER 30, 2002
                                           ------------------    ------------------    ---------------------    ------------------
REVENUE
      Rooms                                   $  2,764,856          $ 19,688,349            $ 22,453,205           $ 21,967,286
      Food and beverage                            463,125             3,629,807               4,092,932              4,272,022
      Other                                         70,572               681,656                 752,228                816,775
                                              ------------          ------------            ------------           ------------
         Total hotel revenue                     3,298,553            23,999,812              27,298,365             27,056,083

      Asset management fees                        110,591                    --                 110,591                     --
                                              ------------          ------------            ------------           ------------
   TOTAL REVENUE                                 3,409,144            23,999,812              27,408,956             27,056,083

EXPENSES
   Hotel operating expenses
      Rooms                                        632,740             4,511,632               5,144,372              4,858,354
      Food and beverage                            373,313             2,801,002               3,174,315              3,100,032
      Other direct                                  76,130               498,085                 574,215                468,949
      Indirect                                   1,084,900             8,687,362               9,772,262              9,376,744
      Management fees                               98,997               718,408                 817,405                812,952
                                              ------------          ------------            ------------           ------------
         Total hotel operating expenses          2,266,080            17,216,489              19,482,569             18,617,031

   Property taxes, insurance, and other            248,900             1,600,082               1,848,982              1,743,348
   Depreciation and amortization                   328,052             2,915,777               3,243,829              3,511,011
   Corporate general and administrative:
      Stock-based compensation                     228,215                    --                 228,215                     --
      Other corporate and administrative           717,076                    --                 717,076                     --
                                              ------------          ------------            ------------           ------------
   TOTAL OPERATING EXPENSES                      3,788,323            21,732,348              25,520,671             23,871,390
                                              ------------          ------------            ------------           ------------
   OPERATING INCOME (LOSS)                        (379,179)            2,267,464               1,888,285              3,184,693
                                              ------------          ------------            ------------           ------------
   Interest income                                (100,487)              (22,800)               (123,287)               (40,996)
   Interest expense                                 85,049             4,583,146               4,668,195              4,691,901
   Minority interest                               (65,583)                   --                 (65,583)                    --
                                              ------------          ------------            ------------           ------------
   NET LOSS                                   $   (298,158)         $ (2,292,882)           $ (2,591,040)          $ (1,466,212)
                                              ============          ============            ============           ============
   BASIC AND DILUTED LOSS PER SHARE           $      (0.01)
                                              ============
   WEIGHTED AVERAGE BASIC AND DILUTED
      SHARES OUTSTANDING                        23,544,987
                                              ============

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
AHT Announces Third Quarter Results
Page 7
November 5, 2003


                 ASHFORD HOSPITALITY TRUST, INC. AND PREDECESSOR
                    CONSOLIDATED AND COMBINED BALANCE SHEETS
                                   (UNAUDITED)



                                                  THE COMPANY      THE PREDECESSOR
                                                 SEPTEMBER 30,      DECEMBER 31,
                                                     2003              2002
                                                 -------------     ---------------
ASSETS
Investment in hotel properties, net              $  90,608,715      $  85,246,801
Cash and cash equivalents                          134,862,057          2,968,814
Restricted cash                                        442,860          3,353,554
Accounts receivable, net of allowance of
  $21,742 and $9,368, respectively                   1,497,210          1,226,152
Inventories                                            178,514            210,620
Deferred financing costs and other, net                908,445          1,278,832
Prepaid expenses                                       496,639            772,008
Other assets                                         2,962,798             44,572
Due from affiliates                                    211,969            315,093
                                                 -------------      -------------
          Total assets                           $ 232,169,207      $  95,416,446
                                                 =============      =============

LIABILITIES AND OWNERS' EQUITY
Mortgage notes payable                           $  16,000,000      $  82,126,150
Capital leases payable                                 494,862            621,351
Accounts payable                                     1,008,242          1,053,632
Accrued payroll expense                                736,515            366,974
Accrued vacation expense                               210,432            202,967
Accrued sales and occupancy taxes                      301,382            293,804
Accrued real estate taxes                              594,068            638,025
Accrued expenses                                     1,797,788            411,594
Accrued interest                                       160,000            301,388
Due to affiliates                                      216,000             89,607
                                                 -------------      -------------
      Total liabilities                             21,519,289         86,105,492

Minority interest                                   37,939,033                 --
Commitments and contingencies

Preferred stock, $0.01 par value,
   50,000,000 shares authorized,
   none issued or outstanding                               --                 --
Common stock, $0.01 par value,
   200,000,000 shares authorized,
   25,733,949 shares issued and
   outstanding                                         257,340                 --
Additional paid-in capital                         178,952,341                 --
Unearned compensation                               (6,200,638)                --
Accumulated deficit                                   (298,158)                --
Owners' equity                                              --          9,310,954
                                                 -------------      -------------
      Total owners' equity                         172,710,885          9,310,954
                                                 -------------      -------------
Total liabilities and owners' equity             $ 232,169,207      $  95,416,446
                                                 =============      =============

                                     -MORE-

AHT Announces Third Quarter Results
Page 8
November 5, 2003


The following table illustrates the key performance indicators for our portfolio for the three and nine months ended September 30, 2003 and 2002 (unaudited):

                                  THREE MONTHS ENDED                  NINE MONTHS ENDED
                                    SEPTEMBER 30,                       SEPTEMBER 30,
                            ------------------------------      ------------------------------
                                2003              2002              2003              2002
                            ------------      ------------      ------------      ------------
Consolidated (six hotels)
   Hotel revenues           $  9,439,964      $  8,886,514      $ 27,298,365      $ 27,056,083
   RevPAR                   $      78.12      $      72.95      $      75.18      $      73.55
   Occupancy                       76.51%            70.18%            72.27%            67.00%
   ADR                      $     102.10      $     103.94      $     104.02      $     109.78

Embassy Suites
   Hotel revenues           $  6,088,595      $  5,860,739      $ 18,790,691      $ 18,985,095
   RevPAR                   $      86.26      $      83.22      $      89.56      $      89.93
   Occupancy                       77.01%            72.63%            77.05%            75.33%
   ADR                      $     112.01      $     114.58      $     116.24      $     119.39

Radisson Hotels
   Hotel revenues           $  3,351,369      $  3,025,775      $  8,507,674      $  8,070,988
   RevPAR                   $      65.27      $      56.73      $      52.54      $      47.67
   Occupancy                       75.73%            66.32%            64.73%            53.83%
   ADR                      $      86.18      $      85.54      $      81.03      $      88.55


The following table reconciles net loss to FFO for the three and nine months ended September 30, 2003 and 2002 (unaudited):

                                    THREE MONTHS ENDED            NINE MONTHS ENDED
                                      SEPTEMBER 30,                 SEPTEMBER 30,                  FROM                FROM
                                --------------------------    --------------------------    AUGUST 28, 2003 TO    JULY 1, 2003 TO
                                    2003           2002           2003           2002       SEPTEMBER 30, 2003    AUGUST 27, 2003
                                -----------    -----------    -----------    -----------    ------------------    ---------------
Net loss                        $(1,194,245)   $(1,281,735)   $(2,591,040)   $(1,466,212)       $  (298,158)      $  (896,087)
Depreciation and amortization     1,051,497      1,261,115      3,243,829      3,511,011            328,052           723,445
Minority interest                   (65,583)            --        (65,583)            --            (65,583)               --
                                -----------    -----------    -----------    -----------        -----------       -----------
   Gross FFO                       (208,331)       (20,620)       587,206      2,044,799            (35,689)         (172,642)
Less FFO related to minority
  interest                           (6,435)            --         (6,435)            --             (6,435)               --
                                -----------    -----------    -----------    -----------        -----------       -----------
   FFO                          $  (201,896)   $   (20,620)   $   593,641    $ 2,044,799        $   (29,254)      $  (172,642)
                                ===========    ===========    ===========    ===========        ===========       ===========


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
AHT Announces Third Quarter Results
Page 9
November 5, 2003


                 ASHFORD HOSPITALITY TRUST, INC. AND PREDECESSOR
                                     EBITDA
                                   (UNAUDITED)

                                          THE COMPANY       THE PREDECESSOR    COMPANY & PREDECESSOR     THE PREDECESSOR
                                      ------------------    ---------------    ---------------------    ------------------
                                          PERIOD FROM         PERIOD FROM       THREE MONTHS ENDED      THREE MONTHS ENDED
                                      AUGUST 28, 2003 TO    JULY 1, 2003 TO        SEPTEMBER 30,           SEPTEMBER 30,
                                      SEPTEMBER 30, 2003    AUGUST 27, 2003            2003                    2002
                                      ------------------    ---------------    ---------------------    ------------------
NET LOSS                                 $  (298,158)         $  (896,087)           $(1,194,245)          $(1,281,735)
                                         -----------          -----------            -----------           -----------
Add back:
   Interest income                          (100,487)              (5,951)              (106,438)              (23,617)
   Interest expense                           85,049            1,567,280              1,652,329             1,624,916
   Minority interest                         (65,583)                  --                (65,583)                   --
   Depreciation and amortization            328,052              723,445              1,051,497             1,261,115
   Income taxes                                   --                   --                     --                    --
                                         -----------          -----------            -----------           -----------
                                             247,031            2,284,774              2,531,805             2,862,414
                                         -----------          -----------            -----------           -----------
Gross EBITDA                                 (51,127)           1,388,687              1,337,560             1,580,679

EBITDA related to minority interest           (9,218)                  --                 (9,218)                   --
                                         -----------          -----------            -----------           -----------

EBITDA                                   $   (41,909)         $ 1,388,687            $ 1,346,778           $ 1,580,679
                                         ===========          ===========            ===========           ===========

                                          THE COMPANY         THE PREDECESSOR     COMPANY & PREDECESSOR     THE PREDECESSOR
                                      ------------------    ------------------    ---------------------    -----------------
                                          PERIOD FROM          PERIOD FROM          NINE MONTHS ENDED      NINE MONTHS ENDED
                                      AUGUST 28, 2003 TO    JANUARY 1, 2003 TO        SEPTEMBER 30,          SEPTEMBER 30,
                                      SEPTEMBER 30, 2003      AUGUST 27, 2003             2003                   2002
                                      ------------------    ------------------    ---------------------    -----------------
NET LOSS                                 $  (298,158)          $(2,292,882)            $(2,591,040)           $(1,466,212)
                                         -----------           -----------             -----------            -----------
Add back:
  Interest income                           (100,487)              (22,800)               (123,287)               (40,996)
  Interest expense                            85,049             4,583,146               4,668,195              4,691,901
  Minority interest                          (65,583)                   --                 (65,583)                    --
  Depreciation and amortization             328,052             2,915,777               3,243,829              3,511,011
  Income taxes                                    --                    --                      --                     --
                                         -----------           -----------             -----------            -----------
                                             247,031             7,476,123               7,723,154              8,161,916
                                         -----------           -----------             -----------            -----------

Gross EBITDA                                 (51,127)            5,183,241               5,132,114              6,695,704
                                         -----------           -----------             -----------            -----------

EBITDA related to minority interest           (9,218)                   --                  (9,218)                    --
                                         -----------           -----------             -----------            -----------

EBITDA                                   $   (41,909)          $ 5,183,241             $ 5,141,332            $ 6,695,704
                                         ===========           ===========             ===========            ===========

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
AHT Announces Third Quarter Results
Page 10
November 5, 2003



                              ASHFORD HOSPITALITY TRUST, INC. AND PREDECESSOR
                                              HOTEL OPERATING PROFIT
                                                   (UNAUDITED)


                                              THE COMPANY       THE PREDECESSOR    COMPANY & PREDECESSOR     THE PREDECESSOR
                                          ------------------    ---------------    ---------------------    ------------------
                                              PERIOD FROM         PERIOD FROM       THREE MONTHS ENDED      THREE MONTHS ENDED
                                          AUGUST 28, 2003 TO    JULY 1, 2003 TO        SEPTEMBER 30,           SEPTEMBER 30,
                                          SEPTEMBER 30, 2003    AUGUST 27, 2003            2003                    2002
                                          ------------------    ---------------    ---------------------    ------------------
REVENUE
      Rooms                                   $2,764,856          $5,098,062             $7,862,918              $7,342,550
      Food and beverage                          463,125             832,795              1,295,920               1,330,238
      Other                                       70,572             210,554                281,126                 213,726
                                              ----------          ----------             ----------              ----------
         Total hotel revenue                   3,298,553           6,141,411              9,439,964               8,886,514

EXPENSES
   Hotel operating expenses
      Rooms                                      632,740           1,145,377              1,778,117               1,650,993
      Food and beverage                          373,313             687,997              1,061,310               1,041,925
      Other direct                                76,130             127,968                204,098                 145,846
      Indirect                                 1,084,900           2,233,281              3,318,181               3,606,319
      Management fees                             98,997             182,678                281,675                 267,870
                                              ----------          ----------             ----------              ----------
      Total hotel operating
         expenses                              2,266,080           4,377,301              6,643,381               6,712,953

   Property taxes, insurance, and
      other                                      248,900             375,423                624,323                 592,882
                                              ----------          ----------             ----------              ----------
   HOTEL OPERATING INCOME                     $  783,573          $1,388,687             $2,172,260              $1,580,679
                                              ==========          ==========             ==========              ==========

                                        THE COMPANY        THE PREDECESSOR      COMPANY & PREDECESSOR    THE PREDECESSOR
                                    ------------------    ------------------    ---------------------   -----------------
                                        PERIOD FROM          PERIOD FROM          NINE MONTHS ENDED     NINE MONTHS ENDED
                                    AUGUST 28, 2003 TO    JANUARY 1, 2003 TO        SEPTEMBER 30,         SEPTEMBER 30,
                                    SEPTEMBER 30, 2003     AUGUST 27, 2003              2003                  2002
                                    ------------------    ------------------    ---------------------   -----------------
REVENUE
      Rooms                             $ 2,764,856          $19,688,349             $22,453,205           $21,967,286
      Food and beverage                     463,125            3,629,807               4,092,932             4,272,022
      Other                                  70,572              681,656                 752,228               816,775
                                        -----------          -----------             -----------           -----------
         Total hotel revenue              3,298,553           23,999,812              27,298,365            27,056,083

EXPENSES
   Hotel operating expenses
      Rooms                                 632,740            4,511,632               5,144,372             4,858,354
      Food and beverage                     373,313            2,801,002               3,174,315             3,100,032
      Other direct                           76,130              498,085                 574,215               468,949
      Indirect                            1,084,900            8,687,362               9,772,262             9,376,744
      Management fees                        98,997              718,408                 817,405               812,952
                                        -----------          -----------             -----------           -----------
         Total hotel operating
           expenses                       2,266,080           17,216,489              19,482,569            18,617,031

   Property taxes, insurance, and
   other                                    248,900            1,600,082               1,848,982             1,743,348
                                        -----------          -----------             -----------           -----------
   HOTEL OPERATING INCOME               $   783,573          $ 5,183,241             $ 5,966,814           $ 6,695,704
                                        ===========          ===========             ===========           ===========


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